Note 37 - Interest Income and Expense - Interest Expense Break Down By Origin (Details) - EUR (€)		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Interest Income And Expense
Interest Expenses Financial Liabilities Held For Trading		€ 1,230,000,000	€ 1,211,000,000	€ 87,000,000
Interest Expense Financial Liabilities At Fair Value Through Profit Or Loss		6,000,000	41,000,000	0
Financial Liabilities At Amortized Cost	[1]	10,805,000,000	10,321,000,000	9,729,000,000
Cost Rectification From Accounting Hedges		(246,000,000)	(352,000,000)	665,000,000
Insurance activity interest expense (Interest Expense)		753,000,000	832,000,000	732,000,000
Cost From Pensions Funds		86,000,000	73,000,000	79,000,000
Other expenses interest expenses(Interest Expense)		224,000,000	113,000,000	245,000,000
Total Interest Expense		€ 12,859,000,000	€ 12,239,000,000	€ 11,537,000,000

[1]	(*) Includes €114 million as of December 31, 2019 corresponding to interest expense on leases (see Note 22.5).